Exhibit 99.1

REALOGY SETS SPECIAL MEETING DATE FOR

APPROVAL OF MERGER AGREEMENT WITH APOLLO MANAGEMENT

NEW YORK (Jan. 29, 2007) — Realogy Corporation (NYSE: H), the world’s largest real estate franchisor, today announced that it will hold a special meeting of stockholders on Friday, March 30, 2007, at 10:00 a.m., local time, at One Hilton Court, Parsippany, New Jersey 07054 for the purpose of adopting the merger agreement providing for the acquisition of Realogy by an affiliate of Apollo Management, L.P. Stockholders of record of Realogy as of the close of business on Tuesday, February 20, 2007, will be entitled to vote at the special meeting. Realogy currently expects that the definitive proxy statement will be mailed to Realogy’s stockholders on or about Friday, February 23, 2007.

Realogy currently expects to complete the merger in April 2007, subject to the adoption of the merger agreement by Realogy’s stockholders and the satisfaction of other closing conditions.

About Realogy Corporation

Realogy Corporation (NYSE: H), the world’s leading real estate franchisor and a member of the S&P 500, has a diversified business model that also includes real estate brokerage, relocation and title services. Realogy’s world-renowned brands and business units include CENTURY 21®, Coldwell Banker®, Coldwell Banker Commercial®, ERA®, Sotheby’s International Realty®, NRT Incorporated, Cartus and Title Resource Group. Headquartered in Parsippany, N.J., Realogy (www.realogy.com) has approximately 15,000 employees worldwide.

Forward-Looking Statements

Certain statements in this press release, including but not limited to those relating to the proposed transaction with Apollo, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Realogy to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. Various factors that could cause actual results to differ materially from those expressed in such forward-looking statements include but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that have been or may be instituted against Realogy and others relating to the merger agreement; (3) the inability to complete the merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to consummation of the merger; (4) the failure to obtain the necessary debt financing arrangements set forth in commitment letters received in connection with the merger; (5) the failure of the merger to close for any other reason; and (6) the risk factors discussed from time to time by Realogy in reports filed with the Securities and Exchange Commission.

In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward looking statements are specified in Realogy’s filings with the Securities and Exchange Commission (the “SEC”), including Realogy’s Information Statement dated July 13, 2006, its Quarterly Report on Form 10-Q for the three months ended June 30, 2006 and its Quarterly Report on Form 10-Q for the three months ended September 30, 2006, under headings such as “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Except for Realogy’s ongoing obligations to disclose material information under the federal securities laws, Realogy undertakes no obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, Realogy will file a definitive proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by Realogy Corporation at the Securities and Exchange Commission’s Web site at www.sec.gov. The definitive proxy statement and such other documents may also be obtained for free by directing such request to Realogy Investor Relations, telephone: (973) 407-2710 or on Realogy’s Web site at www.realogy.com/investor_relations.

Participants in the Solicitation

Realogy and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information regarding the interests of such directors and executive officers is included in Realogy’s Information Statement dated July 13, 2006, and information concerning all of Realogy’s participants in the solicitation will be included in the definitive proxy statement relating to the proposed merger when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s Web site at www.sec.gov and from Realogy Investor Relations, telephone: (973) 407-2710 or on Realogy’s Web site at www.realogy.com/investor_relations.

Media Contact:

Mark Panus

(973) 407-7215

mark.panus@realogy.com

Investor Relations Contact:

Henry A. Diamond

(973) 407-2710

henry.diamond@realogy.com

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